Exhibit 10.4

SECOND AMENDMENT
TO THE
DYNEGY INC. EXECUTIVE SEVERANCE PAY PLAN

WHEREAS, Dynegy Inc. (the “Company”) sponsors the Dynegy Inc. Executive Severance Pay Plan (the “Plan”) for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the employer for certain participants in the Plan will be changed to one of the following entities: Dynegy Oakland, LLC, Dynegy Morro Bay, LLC, Dynegy Moss Landing, LLC or Casco Bay Energy Company, LLC, each a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company (the “LLCs”); and

WHEREAS, the Plan allows the Company to designate eligible entities as participating employers under the Plan’s terms; and

WHEREAS, the Company has decided to permit the LLCs to adopt the Plan for the benefit of their eligible employees and their beneficiaries, and to classify the LLCs as participating employers under the Plan’s terms; and

WHEREAS, the LLCs have agreed to become participating employers under the Plan’s terms as if they were signatories thereto and to any applicable ancillary agreements, and to be bound by all of the provisions of the Plan; and

WHEREAS, the Company desires to amend the Plan to list the LLCs as Companies participating in the Plan; and

WHEREAS, Section VII of the Plan allows the Company to amend the Plan at any time.

NOW, THEREFORE, Attachment A of the Plan is hereby amended, in its entirety, to be and to read as follows, effective as of September 20, 2010:

“Attachment A

Subsidiaries and Affiliates
Participating in the
Dynegy Inc. Executive Severance Pay Plan

1.	Dynegy Marketing and Trade, LLC;

2.	Dynegy Midwest Generation, Inc.;

3.	Dynegy Northeast Generation, Inc.;

4.	Dynegy Energy Services, Inc.;

5.	Dynegy Operating Company;

6.	Sithe Energies, Inc.;

7.	Sithe Energies Power Services, Inc.;

8.	Dynegy Power Corp.;

9.	Dynegy Oakland, LLC;

10.	Dynegy Morro Bay, LLC;

11.	Dynegy Moss Landing, LLC; and

12.	Casco Bay Energy Company, LLC.”

IN WITNESS WHEREOF, the undersigned has caused this Second Amendment to the Plan be executed on this 20th day of September 2010.

DYNEGY INC.

By:	/s/ J. Kevin Blodgett

Title:	General Counsel and Executive Vice President, Administration